                                                                   EXHIBIT 10.32

                           WAIVER AND AMENDMENT NO. 4

     WAIVER AND AMENDMENT NO. 4 dated as of March 22, 2006 (this "Amendment") by and among Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Borrower"), Quaker Fabric Corporation, a Delaware corporation (the "Parent" and together with the Borrower and the Guarantors signatory hereto, the "Loan Parties"), Bank of America, N.A. and the other lenders party hereto (collectively, the "Lenders", and individually, a "Lender") and Bank of America, N.A., as Administrative Agent, Issuing Bank and Cash Management Bank.

     WHEREAS, the Parent, the Borrower, the Lenders party thereto, the Administrative Agent, the Issuing Bank and the Cash Management Bank are parties to that certain Revolving Credit and Term Loan Agreement, dated as of May 18, 2005 (as amended and in effect from time to time, the "Credit Agreement");

     WHEREAS, (a) an Event of Default has occurred and is continuing under the Credit Agreement as a result the Borrower's failure to comply with the financial covenant contained in Section 9.1 of the Credit Agreement as of the fiscal month ended March 4, 2006 and (b) the Borrower has advised the Lenders that an Event of Default will occur as a result of the Borrower's failure to deliver audited financial statements without qualification or expression of concern as to uncertainty of the Parent to continue as a going concern within ninety (90) days after the end of the 2005 Fiscal Year (the Events of Default referred to in clauses (a) and (b) above are collectively referred to herein as the "Specified Defaults").

     WHEREAS, on March 15, 2006, the Borrower delivered to the Administrative Agent an irrevocable notice (the "Commitment Reduction Notice") of its election to permanently reduce the Total Commitment to $30,000,000 pursuant to the provisions of Section 2.3 of the Credit Agreement;

     WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders waive the Specified Defaults and amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment.

     NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section l. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Waiver. Subject to the satisfaction of the conditions specified in Section 4 herein, the Administrative Agent and the Lenders hereby permanently waive the Specified Defaults.

     Section 3. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 herein, the Credit Agreement shall be amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Availability Reserve" contained therein and substituting in lieu thereof the following new definition:

          "Availability Reserve. means, (a) $8,500,000 during the period commencing on March 22, 2006 and ending on May 1, 2006 and (b) $7,500,000 at all times thereafter."

     (b) Section 2.11.2 of the Credit Agreement is hereby amended by deleting subsection (a) contained therein and substituting in lieu thereof the text "[intentionally omitted]".

     (c) Section 2.11.2 of the Credit Agreement is hereby amended by deleting the text contained in the first two lines of subsection (b) thereof and substituting in lieu thereof the following:

          "Prior to the occurrence of an Event of Default of which the account officers of the Administrative Agent active on the Borrower's account have knowledge, all funds transferred to the Concentration Account and for which the Borrower has received credits shall be applied to the Obligations of the Borrowers as follows:"

     (d) Section 3.2.1(a) of the Credit Agreement is hereby amended by deleting the chart contained therein and substituting in lieu thereof the following new chart:

           ----------------------------------------------------------
            Term Loan Installment Payment      Term Loan Installment
                       Date
           ----------------------------------------------------------
                  November 1, 2005                  $1,000,000
           ----------------------------------------------------------
                  February 1, 2006                  $1,000,000
           ----------------------------------------------------------
                     May 1, 2006                    $1,000,000
           ----------------------------------------------------------
                    June 1, 2006                      $333,333
           ----------------------------------------------------------
                    July 1, 2006                      $333,333
           ----------------------------------------------------------
                   August 1, 2006                     $333,333
           ----------------------------------------------------------
                 September 1, 2006                    $333,333
           ----------------------------------------------------------
                  October 1, 2006                     $333,333
           ----------------------------------------------------------

           ----------------------------------------------------------
                  November 1, 2006                    $333,333
           ----------------------------------------------------------
                  December 1, 2006                    $333,333
           ----------------------------------------------------------
                   January 1, 2007                    $333,333
           ----------------------------------------------------------
                  February 1, 2007                    $333,333
           ----------------------------------------------------------
                   March 1, 2007                      $333,333
           ----------------------------------------------------------
                   April 1, 2007                      $333,333
           ----------------------------------------------------------
                    May 1, 2007                       $333,333
           ----------------------------------------------------------
                    June 1, 2007                      $333,333
           ----------------------------------------------------------
                    July 1, 2007                      $333,333
           ----------------------------------------------------------
                   August 1, 2007                     $333,333
           ----------------------------------------------------------
                 September 1, 2007                    $333,333
           ----------------------------------------------------------
                  October 1, 2007                     $333,333
           ----------------------------------------------------------
                  November 1, 2007                    $333,333
           ----------------------------------------------------------
                  December 1, 2007                    $333,333
           ----------------------------------------------------------
                  January 1, 2008                     $333,333
           ----------------------------------------------------------
                  February 1, 2008                    $333,333
           ----------------------------------------------------------
                   March 1, 2008                      $333,333
           ----------------------------------------------------------
                   April 1, 2008                      $333,333
           ----------------------------------------------------------
                     May 1, 2008                      $333,333
           ----------------------------------------------------------
                    June 1, 2008                      $375,000
           ----------------------------------------------------------
                    July 1, 2008                      $375,000
           ----------------------------------------------------------
                   August 1, 2008                     $375,000
           ----------------------------------------------------------
                 September 1, 2008                    $375,000
           ----------------------------------------------------------

           ----------------------------------------------------------
                  October 1, 2008                     $375,000
           ----------------------------------------------------------
                  November 1, 2008                    $375,000
           ----------------------------------------------------------
                  December 1, 2008                    $375,000
           ----------------------------------------------------------
                  January 1, 2009                     $375,000
           ----------------------------------------------------------
                  February 1, 2009                    $375,000
           ----------------------------------------------------------
                   March 1, 2009                      $375,000
           ----------------------------------------------------------
                   April 1, 2009                      $375,000
           ----------------------------------------------------------
                     May 1, 2009                      $375,000
           ----------------------------------------------------------
                    June 1, 2009                      $375,000
           ----------------------------------------------------------
                    July 1, 2009                      $375,000
           ----------------------------------------------------------
                   August 1, 2009                     $375,000
           ----------------------------------------------------------
                 September 1, 2009                    $375,000
           ----------------------------------------------------------
                  October 1, 2009                     $375,000
           ----------------------------------------------------------
                  November 1, 2009                    $375,000
           ----------------------------------------------------------
                  December 1, 2009                    $375,000
           ----------------------------------------------------------
                  January 1, 2010                     $375,000
           ----------------------------------------------------------
                  February 1, 2010                    $375,000
           ----------------------------------------------------------
                   March 1, 2010                      $375,000
           ----------------------------------------------------------
                   April 1, 2010                      $375,000
           ----------------------------------------------------------
                   Maturity Date                  $375,008 or the
                                               remaining outstanding
                                                   amount of the
                                                     Term Loan
           ----------------------------------------------------------

     (e) Section 3.2.1(d) of the Credit Agreement is hereby amended by deleting the text "to be applied against the remaining scheduled installments of principal of the Term Loan on a pro rata basis" occurring in clauses (i) and
(ii) of such Section, and substituting in lieu thereof the following: "to be applied against the remaining scheduled installments of principal of the Term Loan in the inverse order of maturity".

     (f) Section 3.2.2 of the Credit Agreement is hereby amended by deleting the text "shall be applied pro rata to the remaining scheduled installments of principal of the Term Loan on a pro rata basis" occurring therein, and substituting in lieu thereof the following: "shall be applied against the remaining scheduled installments of principal of the Term Loan in the inverse order of maturity".

     (g) Section 7.4 is hereby further amended by deleting the text "and" contained immediately after subsection (h) thereof, deleting the period contained at the end of subsection (i) thereof and substituting in lieu thereof the text "; and" and by inserting the following new subsections:

          "(j) simultaneously with the delivery of the financial statements referred to in subsection (c) above, a Compliance Certificate setting forth in reasonable detail computations evidencing compliance with the financial covenant contained in ss.9.1;

          (k) as soon as available, but in any event not later than May 12, 2006, (A) a revised 2006 business plan for the Parent, prepared by the Parent with the assistance of the Additional Financial Consultant (as defined in Section 7.21) and (B) an initial assessment and action item report, prepared by the Additional Financial Consultant, in form satisfactory to the Administrative Agent, which outlines the Additional Financial Consultant's assessment of the Loan Parties' business prospects and sets forth the Additional Financial Consultant's initial recommendations as to performance and operating efficiency initiatives as well as restructuring plans and strategic alternatives for the Loan Parties; and

          (l) weekly, commencing not later than May 12, 2006, a 13-week forecast of cash flows, in form satisfactory to the Administrative Agent. Without limiting the generality of the foregoing, such forecast shall detail, on a weekly basis, the projected outstanding amount of Revolving Loans and the Maximum Drawing Amount for all Letters of Credit for the period, such forecast to be in form and substance satisfactory to the Administrative Agent."

     (h) Section 7.17.1(b) of the Credit Agreement is hereby by amended by deleting the comma contained immediately prior to clause (v) contained therein and substituting in lieu thereof a period, by deleting clauses (v) and (vi) contained therein in their entirety and by inserting the following new sentence of the end thereof:

          "The Borrower hereby agrees that all amounts received by the Administrative Agent in the Concentration Account will be the sole and exclusive property of the Administrative Agent, for the accounts of the applicable Lenders and the Administrative Agent, to be applied in accordance with ss.2.11 or ss.2.12 as applicable."

     (i) Section 7 of the Credit Agreement is hereby amended by adding the following new section immediately after Section 7.20 contained therein:

          7.21. Additional Financial Consultant. Not later than April 3, 2006, the Parent shall engage an experienced financial consultant acceptable to the Administrative Agent (the "Additional Financial Consultant") to work collaboratively with the senior management team of the Parent, the board of directors of the Parent and the Parent's professionals to assist the Parent in evaluating and implementing strategic and tactical options for the restructuring process, including without limitation, to (i) assist the Parent in implementing a rolling 13-week cash receipts and disbursements forecast, together with an actual-to-forecast variance reporting process, to provide on-time information related to the Parent's liquidity consistent with Section 7.4(l), (ii) assist the Parent and its professionals in the ongoing development of overall strategic and business plans including analyzing alternative strategic plans, including without limitation (A) turnaround, restructuring options and alternative transactions, (B) potential modification of the Credit Agreement or refinancing or (C) any combination of the foregoing, (iii) assist the Parent and its professionals with the analysis and, if applicable, negotiation of the divestiture of assets in conjunction with considering other strategic alternatives, (iv) assist management with assessing organizational and operational structure of the Parent and work with the Parent regarding potential changes and efficiencies, (v) meet with the Administrative Agent and the Lenders and potential refinancing lenders and their respective advisors with respect to the Parent's financial and operational matters, and discuss the matters set forth in this ss.7.21 with the Administrative Agent and the Lenders; provided that the Parent shall be given prior notice of any meetings wherein a substantive issue will be discussed, and may participate in such meetings, (vi) assist the Parent in analyzing performance improvement and cash enhancement opportunities, and (vii) assist with such other matters as may be requested by the Administrative Agent that fall within the Additional Financial Consultant's expertise and that are mutually agreeable to the Parent, the Administrative Agent and the Additional Financial Consultant, all upon terms and a timetable reasonably acceptable to the Administrative Agent. The scope and other terms of engagement shall be reasonably acceptable to the Administrative Agent.

     (j) The Credit Agreement is hereby further amended by deleting Section 9.1 thereof and substituting in lieu thereof the following:

          "9.1. Minimum Consolidated EBITDA. The Parent and the Borrower shall not permit Consolidated EBITDA, determined as at the end of each month set forth in the table below for the period of the two (2) consecutive prior months then ending, to be less than the amount set forth opposite such month in such table:

                ----------------------------------------------------
                    Month               Minimum Consolidated EBITDA
                ----------------------------------------------------
                 April of 2006                  $1,475,000
                ----------------------------------------------------
                  May of 2006                   $1,975,000
                ----------------------------------------------------


          (k) Notwithstanding anything to the contrary contained in the Credit Agreement, from and after the date hereof, the Borrower shall not be entitled to borrow, request, convert or continue any LIBOR Rate Loans. Any LIBOR Rate Loans outstanding on the date hereof shall continue as such until the end of the current Interest Period with respect thereto, at which time such LIBOR Rate Loans shall be converted to Base Rate Loans.

     Section 4. Conditions Precedent. The Administrative Agent, the Lenders, and each of the Loan Parties agree that this Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent, each in form and substance reasonably satisfactory to the Agent:

     (a) The Loan Parties and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment;

     (b) The Administrative Agent shall have received payment from the Borrower for the pro rata account of each Lender executing this Amendment an amendment fee in the amount of $125,000.

     (c) After giving effect to this Amendment, the representations and warranties of each of the Loan Parties in each of the Loan Documents to which it is a party shall be true and correct on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date;

     (d) As of the date hereof, after giving effect to this Amendment, there shall be no Default or Event of Default existing;

     (e) The Administrative Agent shall have received the Commitment Reduction Notice.

     (f) The Administrative Agent and the Lenders shall have received payment for all fees and expenses including, without limitation, reasonable legal fees and expenses, for which invoices or reasonable estimates therefor have been provided to the Borrower on or prior to the date hereof.

     Section 5. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Lenders as follows:

     (a) The execution and delivery by the Borrower and each Guarantor and the performance by each of the Borrower and each Guarantor of each of its obligations and agreements under this Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, are within the organizational authority of each such Person, have been duly authorized by all necessary proceedings on behalf of each such Person, and do not and will not contravene any provision of law, statute, rule or regulation to which any such Person is subject or any of such Person's organizational documents or of any agreement or other instrument binding upon any such Person;

     (b) This Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, constitute legal, valid and binding obligations of each of the Borrower and each Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower and/or each Guarantor of this Amendment or the Credit Agreement and the other Loan Documents as amended hereby, except for such filings which have been made prior to the date hereof and are in full force and effect;

     (d) After giving effect to this Amendment, the representations and warranties contained in Section 6 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date; and

     (e) Each of the Borrower and each Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

     Section 6. Affirmation and Acknowledgment.
     ---------- -------------------------------

     (a) The Borrower hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement, as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents, and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

     (b) Each Guarantor hereby acknowledges the provisions of this Amendment and hereby confirms and ratifies all of its obligations under the Guaranty and each Loan Document (as amended hereby) to which such Guarantor is a party. Each Guarantor hereby confirms (i) that the Guaranties and each of the other Loan Documents remain in full force and effect and (ii) that its obligations under the Guaranty to which it is a party are and remain secured pursuant to the Security Documents to which it is a party.

     Section 7. No Waiver. Except as otherwise expressly provided for in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect without modification or waiver.

     Section 8. Expenses. The Borrower agrees to pay to the Administrative Agent and the Lenders upon written demand therefor an amount equal to any and all reasonable out-of-pocket costs, expenses, and liabilities incurred or sustained by the Administrative Agent and the Lenders in connection with the preparation of this Amendment, and the on-going administration of the Loan Documents after the date hereof. Amounts payable pursuant to this Section 8 shall be subject to the provisions of Section 15 of the Credit Agreement, as fully as if set forth therein.

     Section 9. Miscellaneous.
     ---------- --------------

     (a) This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     (b) This Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Documents and be secured by the collateral security for the Obligations.

     (c) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                              QUAKER FABRIC CORPORATION OF
                                              FALL RIVER
                                              QUAKER FABRIC CORPORATION
                                              QUAKER TEXTILE CORPORATION
                                              QUAKER FABRIC MEXICO, S.A. de C.V.


                                              By:_______________________________
                                                 Name: Paul J. Kelly
                                                 Title: Vice President Finance

                                          BANK OF AMERICA, N.A. individually and
                                          as Administrative Agent, Issuing Bank
                                          and Cash Management Bank


                                          By:___________________________________
                                             Name: Matthew T. O'Keefe
                                             Title: Senior Vice President


                                          WELLS FARGO FOOTHILL, LLC


                                          By:___________________________________
                                             Name:
                                             Title:


                                          MERRILL LYNCH CAPITAL, A DIVISION OF
                                          MERRILL LYNCH BUSINESS
                                          FINANCIAL SERVICES INC.


                                          By:___________________________________
                                             Name:
                                             Title:


                                       2